UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current report pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2007

WJ COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-31337

Delaware	94-1402710
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

401 River Oaks Parkway, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 577-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02            Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 26, 2007 the Company’s management concluded, after its review and discussions with the Audit Committee of the Company’s Board of Directors, that it will restate its previously filed Form 10-K for the year ended December 31, 2006 to reflect an error identified in the Company’s restructuring accrual that was established in 2001 and 2002. The restructuring accrual related to excess office space in its leased facilities in San Jose.  The consolidated balance sheet will be corrected by increasing long-term liabilities by $1,332,000 and decreasing stockholders’ equity by the same amount for all periods presented. The correction has no impact on the consolidated statements of operations for the periods presented and relates to payments expected to occur in 2010 and 2011. As such, the corrections will have no impact on short-term liquidity.

Accordingly, the December 31, 2006 consolidated financial statements previously filed by the Company with the Securities and Exchange Commission on March 28, 2007 on Form 10-K, the related disclosures and the related independent registered public accountant’s report should no longer be relied upon. This conclusion  and the matters set forth herein have been discussed with Deloitte & Touche LLP, the Company’s independent registered public accountants. The Company will be filing an Amendment No. 2 to its annual report on Form 10-K/A for the period ended December 31, 2006 as soon as practical, to include the restated financial statements.  Today the Company is filing an Amendment No. 1 to its annual report on Form 10-K/A which relates solely to information required by Part III, Items 10 through 14, of Form 10-K and does not relate to financial statements. A copy of the press release dated April 26, 2007 announcing the restatement is attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 8.01            Other Events.

As a result of the Company’s determination that the restructuring accrual should be corrected and that previously filed annual financial statements for the year ended December 31, 2006 should be restated, management has concluded that a material weakness existed in the Company’s internal controls over financial reporting.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

99.1

Press Release dated April 26, 2007 announcing the Company’s determination that its December 31, 2006 balance sheet contained in previously filed financial statements for December 31, 2006 should be restated to correct its restructuring accrual.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WJ COMMUNICATIONS, INC.

By:	/s/ R. Gregory Miller
R. Gregory Miller
Chief Financial Officer

Dated:  April 26, 2007